Fourth Quarter 2024 Earnings Conference Call 2/27/2025 Teleflex Incorporated Exhibit 99.3

The release, accompanying slides, and replay webcast are available online at www.teleflex.com (click on Investors) An audio replay of the call will be available beginning at 11:00 am Eastern Time on February 27, 2025 and can be accessed on the Teleflex website or by telephone. The call can be accessed by dialing 1 800 770 2030 (U.S.) or 1 609 800 9909 (all other locations). The confirmation code is 69028. Conference Call Logistics

Today’s Speakers Lawrence Keusch VP, Investor Relations and Strategy Development Liam Kelly Chairman, President and CEO Thomas Powell Executive VP and CFO John Deren Corporate VP and Chief Accounting Officer

This presentation contains forward-looking statements, including, but not limited to our forecasted 2025: GAAP, adjusted revenue and adjusted constant currency growth, GAAP and adjusted gross and operating margins and GAAP and adjusted earnings per share and, in each case, our estimates with respect to the items expected to impact those forecasted results; and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward–looking statements. These risks and uncertainties are addressed in our SEC filings, including our most recent Form 10-K. We expressly disclaim any obligation to update forward-looking statements, except as otherwise specifically stated by us or as required by law or regulation. Note on Forward-Looking Statements TELEFLEX EARNINGS CONFERENCE CALL 2/27/20254 Note on Non-GAAP Financial Measures This presentation refers to certain non-GAAP financial measures, including, but not limited to, adjusted revenue, adjusted constant currency revenue growth, adjusted diluted earnings per share, adjusted gross and operating margins and adjusted tax rate. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Tables reconciling these non-GAAP financial measures to the most comparable GAAP financial measures are contained within this presentation and the appendices at the end of this presentation. Additional Notes This document contains certain highlights with respect to our fourth quarter 2024 and developments and does not purport to be a complete summary thereof. Accordingly, we encourage you to read our Earnings Release for the quarter ended December 31, 2024 located in the investor section of our website at www.teleflex.com and our Quarterly Report on Form 10-Q for the quarter ended December 31, 2024 to be filed with the Securities and Exchange Commission. Unless otherwise noted, the following slides reflect continuing operations.

Q4 Performance Summary ◦ Adjusted constant currency revenue growth guidance range of 1.00% to 2.00% ◦ Adjusted diluted EPS from continuing operations guidance of $13.95 to $14.35 ◦ Q4'24 adjusted constant currency revenue grew 3.2% year- over-year ◦ Q4'24 adjusted gross margin of 60.1% and adjusted operating margin of 27.6% ◦ Q4'24 adjusted EPS of $3.89, a 15.1% increase year-over- year Q4'24 Highlights and 2025 Guidance 2025 Financial Guidance Note: See tables appearing in this presentation and the appendices hereto for reconciliations of non-GAAP financial information. TELEFLEX EARNINGS CONFERENCE CALL 2/27/2025

Q4'24 Financial Review TELEFLEX EARNINGS CONFERENCE CALL 2/27/20256 Gross margin Operating margin Effective tax rate Earnings per share Note: See appendices for reconciliations of non-GAAP financial information. ◦ GAAP gross margin of 55.3% vs. 55.7% in the prior year period ◦ Adjusted gross margin of 60.1%, flat year-over-year ◦ GAAP operating margin of (13.9)% vs. 10.7% in prior year period ◦ Adjusted operating margin of 27.6%, up 130 bps year-over-year ◦ GAAP tax rate of (7.8)% vs. 48.0% in prior year period ◦ Adjusted tax rate of 10.7% vs. 11.6% in prior year period ◦ GAAP EPS of $(2.95) vs. $0.66 in prior year period ◦ Adjusted EPS of $3.89, up 15.1% year-over-year Global revenue growth ◦ Revenue increased 2.8% year-over-year on a GAAP basis ◦ Adjusted revenue increased 3.2% year-over-year on a constant currency basis

Q4'24 Segment Revenue Review TELEFLEX EARNINGS CONFERENCE CALL 2/27/20257 Three Months Ended December 31, 2024 As reported Adjusted Dollars in Millions December 31, 2024 December 31, 2023 Reported Revenue Growth December 31, 2024 December 31, 2023 Adjusted Constant Currency Revenue Growth Americas $540.8 $533.2 1.4% $540.8 $533.2 1.7% EMEA 161.0 152.4 5.7% 161.0 152.4 6.0% Asia 93.6 88.3 5.9% 93.6 88.3 7.5% Consolidated $795.4 $773.9 2.8% $795.4 $773.9 3.2% Note: See tables appearing in this presentation and the appendices hereto for reconciliations of non-GAAP financial information.

Q4'24 Global Product Category Revenue Review TELEFLEX EARNINGS CONFERENCE CALL 2/27/20258 (1) Includes revenues generated from sales of our respiratory and urology products (other than interventional urology products) and sales pursuant to the manufacturing and supply transition agreement related to our Respiratory business divestiture. Three Months Ended December 31, 2024 As reported Adjusted Dollars in Millions December 31, 2024 December 31, 2023 Reported Revenue Growth December 31, 2024 December 31, 2023 Adjusted Constant Currency Revenue Growth Vascular Access $189.3 $186.7 1.4% $189.3 $186.7 1.8% Interventional 160.4 135.6 18.2% 160.4 135.6 18.7% Anesthesia 95.3 98.2 (2.9)% 95.3 98.2 (2.4)% Surgical 121.9 109.6 11.3% 121.9 109.6 12.3% Interventional Urology 84.9 93.0 (8.7)% 84.9 93.0 (8.6)% OEM 85.4 82.6 3.5% 85.4 82.6 3.6% Other(1) 58.2 68.2 (14.7)% 58.2 68.2 (14.3)% Consolidated $795.4 $773.9 2.8% $795.4 $773.9 3.2% Note: See tables appearing in this presentation and the appendices hereto for reconciliations of non-GAAP financial information.

2025 Financial Guidance Summary TELEFLEX EARNINGS CONFERENCE CALL 2/27/20259 2025 Guidance Low High GAAP Revenue Growth (0.35)% 0.65% Impact of Foreign Exchange Rate Fluctuations (1.80)% (1.80)% Impact of Italian Payback Measure 0.45% 0.45% Adjusted Constant Currency Revenue Growth 1.00% 2.00% Adjusted Gross Margin 60.25% 61.00% Adjusted Operating Margin 26.60% 27.00% Adjusted EPS $13.95 $14.35 Adjusted EPS % Growth (0.4)% 2.4% Note: See appendices for reconciliations of non-GAAP financial information.

TELEFLEX EARNINGS CONFERENCE CALL 2/27/202510 Thank You!

Appendices

The presentation to which these appendices are attached and the following appendices include, among other things, tables reconciling the following applicable non-GAAP financial measures to the most comparable GAAP financial measure: Adjusted revenue. This non-GAAP measure is based upon net revenues, adjusted to exclude the impact in the year ended December 31, 2024 of an increase in our reserves, and corresponding reduction to revenue within our EMEA segment, for prior years. The reserve relates to the Italian payback measure, a law that requires suppliers of medical devices to the Italian National Healthcare System to make payments to the Italian government if medical device expenditures in a given year exceed regional expenditure ceilings established for that year. As a result of a recent ruling from the Italian courts, we recognized an increase in our reserves during the year ended December 31, 2024, of which $13.8 million related to prior years. The prior year amounts do not represent normal adjustments to revenue, are not expected to recur in future periods and are not recurring in nature, making it difficult to contribute to a meaningful evaluation of our operating performance. Accordingly, management has excluded the $13.8 million prior year amount as it is not indicative of our underlying core performance or business trends. Adjusted constant currency revenue growth. This non-GAAP measure is based upon net revenues, adjusted to exclude, depending on the period presented, the items described in Adjusted revenue and to eliminate the impact of translating the results of international subsidiaries at different currency exchange rates from period to period. The impact of changes in foreign currency may vary significantly from period to period, and such changes generally are outside of the control of our management. We believe that this measure facilitates a comparison of our operating performance exclusive of currency exchange rate fluctuations that do not reflect our underlying performance or business trends. Adjusted diluted earnings per share. This non-GAAP measure is based upon diluted earnings per share from continuing operations, the most directly comparable GAAP measure, adjusted to exclude, depending on the period presented, the impact of (i) restructuring, restructuring related and impairment items; (ii) acquisition, integration and divestiture related items; (iii) Italian payback measure; (iv) costs incurred in connection with our implementation of a new global ERP solution and related IT transition costs; (v) pension termination and related charges; (vi) certain costs associated with the registration of medical devices under the European Union Medical Device Regulation; (vii) intangible amortization expense; and (viii) tax adjustments. Management does not believe that any of the excluded items are indicative of our underlying core performance or business trends. Adjusted gross profit and margin. These measures exclude, depending on the period presented, the impacts of (i) restructuring, restructuring related and impairment items, (ii) acquisition, integration and divestiture related items and (iii) Italian payback measure. Adjusted operating profit and margin. These measures exclude, depending on the period presented, the impact of (i) restructuring, restructuring related and impairment items; (ii) acquisitions, integration and divestiture related items; (iii) Italian payback measure; (iv) costs incurred in connection with our implementation of a new global ERP solution and related IT transition costs; (v) pension termination and related charges; (vi) intangible amortization expense; and (vii) certain costs associated with the registration of medical devices under the European Union Medical Device Regulation. Adjusted tax rate. This measure is the percentage of the Company’s adjusted taxes on income from continuing operations to its adjusted income from continuing operations before taxes. Adjusted taxes on income from continuing operations excludes, depending on the period presented, the impact of tax benefits or costs associated with (i) restructuring, restructuring related and impairment items; (ii) acquisition, integration and divestiture related items; (iii) Italian payback measure; (iv) costs incurred in connection with our implementation of a new global ERP solution and related IT transition costs; (v) certain costs associated with the registration of medical devices under the European Union Medical Device Regulation; (vi) intangible amortization expense; and (vii) tax adjustments. Non-GAAP Financial Measures TELEFLEX EARNINGS CONFERENCE CALL 2/27/202512

The following is an explanation of certain of the adjustments that are applied with respect to one or more of the non-GAAP financial measures that appear in the presentation to which these appendices are attached: Restructuring, restructuring related and impairment items - Restructuring programs involve discrete initiatives designed to, among other things, consolidate or relocate manufacturing, administrative and other facilities, outsource distribution operations, improve operating efficiencies and integrate acquired businesses. Depending on the specific restructuring program involved, our restructuring charges may include employee termination, contract termination, facility closure, employee relocation, equipment relocation, outplacement and other exit costs associated with the restructuring program. Restructuring related charges are directly related to our restructuring programs and consist of facility consolidation costs, including accelerated depreciation expense related to facility closures, costs to transfer manufacturing operations between locations, and retention bonuses offered to certain employees as an incentive for them to remain with our company after completion of the restructuring program. Impairment charges occur if, due to events or changes in circumstances, we determine that the carrying value of an asset exceeds its fair value. Impairment charges do not directly affect our liquidity, but could have a material adverse effect on our reported financial results. Acquisition, integration and divestiture related items - Acquisition and integration expenses are incremental charges, other than restructuring or restructuring related expenses, that are directly related to specific business or asset acquisition transactions. These charges may include, among other things, professional, consulting and other fees; systems integration costs; inventory step-up amortization (amortization, through cost of goods sold, of the increase in fair value of inventory resulting from a fair value calculation as of the acquisition date); fair value adjustments to contingent consideration liabilities; and bridge loan facility and backstop financing fees in connection with loan facilities that ultimately were not utilized. Divestiture related activities involve specific business or asset sales. Depending primarily on the terms of a divestiture transaction, the carrying value of the divested business or assets on our financial statements and other costs we incur as a direct result of the divestiture transaction, we may recognize a gain or loss in connection with the divestiture related activities. Italian payback measure - These adjustments represent the exclusion of the impact from increases in our reserves related to the Italian payback measure pertaining to prior years as described in Adjusted revenue. Other items - These are discrete items that occur sporadically and can affect period-to-period comparisons. Pension termination and related charges - These adjustments represent charges associated with the planned termination of the Teleflex Incorporated Retirement Income Plan, a frozen U.S. defined benefit pension plan, and related direct incremental expenses including certain charges stemming from the liquidation of surplus plan assets. These charges and costs do not represent normal and recurring operating expenses, will be inconsistent in amounts and frequency, and are not expected to recur once the plan termination process has been completed. Accordingly, management has excluded these amounts to facilitate an evaluation of our current operating performance and a comparison to our past operating performance. Non-GAAP Adjustments TELEFLEX EARNINGS CONFERENCE CALL 2/27/202513

European medical device regulation - The European Union (“EU”) has adopted the EU Medical Device Regulation (“MDR”), which replaces the existing Medical Devices Directive (“MDD”) and imposes more stringent requirements for the marketing and sale of medical devices in the EU, including requirements affecting clinical evaluations, quality systems and post- market surveillance. The MDR requirements became effective in May 2021, although certain devices that previously satisfied MDD requirements can continue to be marketed in the EU until December 2027 for highest-risk devices and December 2028 for lower-risk devices, subject to certain limitations. Significantly, the MDR will require the re-registration of previously approved medical devices. As a result, Teleflex will incur expenditures in connection with the new registration of medical devices that previously had been registered under the MDD. Therefore, these expenditures are not considered to be ordinary course expenditures in connection with regulatory matters (in contrast, no adjustment has been made to exclude expenditures related to the registration of medical devices that were not registered previously under the MDD). Intangible amortization expense - Certain intangible assets, including customer relationships, intellectual property, distribution rights, trade names and non-competition agreements, initially are recorded at historical cost and then amortized over their respective estimated useful lives. The amount of such amortization can vary from period to period as a result of, among other things, business or asset acquisitions or dispositions. ERP implementation - These adjustments represent direct and incremental costs incurred in connection with our implementation of a new global enterprise resource planning ("ERP") solution and related IT transition costs. An implementation of this scale is a significant undertaking and will require substantial time and attention of management and key employees. The associated costs do not represent normal and recurring operating expenses and will be inconsistent in amounts and frequency making it difficult to contribute to a meaningful evaluation of our operating performance. Tax adjustments - These adjustments represent the impact of the expiration of applicable statutes of limitations for prior year returns, the resolution of audits, the filing of amended returns with respect to prior tax years and/or tax law or certain other discrete changes affecting our deferred tax liability. Non-GAAP Adjustments TELEFLEX EARNINGS CONFERENCE CALL 2/27/202514

Three Months Ended December 31, 2024 December 31, 2024 December 31, 2023 % Increase / (Decrease) Reported Revenue Adjustment Adjusted Revenue Reported Revenue Adjustment Adjusted Revenue Reported Revenue Growth Currency Impact Adjustment Impact Adjusted Constant Currency Revenue Growth Americas $540.8 $— $540.8 $533.2 $— $533.2 1.4% (0.3)% —% 1.7% EMEA 161.0 — 161.0 152.4 — 152.4 5.7% (0.3)% —% 6.0% Asia 93.6 — 93.6 88.3 — 88.3 5.9% (1.6)% —% 7.5% Consolidated $795.4 $— $795.4 $773.9 $— $773.9 2.8% (0.4)% —% 3.2% TELEFLEX EARNINGS CONFERENCE CALL 2/27/202515 Appendix A1 - Q4'24 Segment Reconciliation of Net Revenue (Dollars in millions)

Year Ended December 31, 2024 December 31, 2024 December 31, 2023 % Increase / (Decrease) Reported Revenue Adjustment Adjusted Revenue Reported Revenue Adjustment Adjusted Revenue Reported Revenue Growth Currency Impact Adjustment Impact Adjusted Constant Currency Revenue Growth Americas $2,066.3 $— $2,066.3 $2,041.4 $— $2,041.4 1.2% (0.1)% —% 1.3% EMEA 618.0 (13.8) 631.8 586.2 — 586.2 5.4% 0.4% (2.3)% 7.3% Asia 363.0 — 363.0 346.9 — 346.9 4.7% (2.1)% —% 6.8% Consolidated $3,047.3 $(13.8) $3,061.1 $2,974.5 $— $2,974.5 2.4% (0.3)% (0.4)% 3.1% TELEFLEX EARNINGS CONFERENCE CALL 2/27/202516 Appendix A2 - 2024 Segment Reconciliation of Net Revenue (Dollars in millions)

Three Months Ended December 31, 2024 December 31, 2024 December 31, 2023 % Increase / (Decrease) Reported Revenue Adjustment Adjusted Revenue Reported Revenue Adjustment Adjusted Revenue Reported Revenue Growth Currency Impact Adjustment Impact Adjusted Constant Currency Revenue Growth Vascular Access $189.3 $— $189.3 $186.7 $— $186.7 1.4% (0.4)% —% 1.8% Interventional 160.4 — 160.4 135.6 — 135.6 18.2% (0.5)% —% 18.7% Anesthesia 95.3 — 95.3 98.2 — 98.2 (2.9)% (0.5)% —% (2.4)% Surgical 121.9 — 121.9 109.6 — 109.6 11.3% (1.0)% —% 12.3% Interventional Urology 84.9 — 84.9 93.0 — 93.0 (8.7)% (0.1)% —% (8.6)% OEM 85.4 — 85.4 82.6 — 82.6 3.5% (0.1)% —% 3.6% Other(1) 58.2 — 58.2 68.2 — 68.2 (14.7)% (0.4)% —% (14.3)% Consolidated $795.4 $— $795.4 $773.9 $— $773.9 2.8% (0.4)% —% 3.2% TELEFLEX EARNINGS CONFERENCE CALL 2/27/202517 Appendix A3 - Q4'24 Global Product Category Reconciliation of Net Revenue (Dollars in millions) (1) Includes revenues generated from sales of our respiratory and urology products (other than interventional urology products) and sales pursuant to the manufacturing and supply transition agreement related to our Respiratory business divestiture.

Year Ended December 31, 2024 December 31, 2024 December 31, 2023 % Increase / (Decrease) Reported Revenue Adjustment Adjusted Revenue Reported Revenue Adjustment Adjusted Revenue Reported Revenue Growth Currency Impact Adjustment Impact Adjusted Constant Currency Revenue Growth Vascular Access $732.7 $— $732.7 $708.0 $— $708.0 3.5% (0.2)% —% 3.7% Interventional 586.0 — 586.0 511.4 — 511.4 14.6% (0.2)% —% 14.8% Anesthesia 395.3 — 395.3 390.0 — 390.0 1.4% (0.2)% —% 1.6% Surgical 450.5 — 450.5 427.4 — 427.4 5.4% (0.7)% —% 6.1% Interventional Urology 331.1 — 331.1 319.8 — 319.8 3.5% (0.2)% —% 3.7% OEM 344.5 — 344.5 326.0 — 326.0 5.7% 0.1% —% 5.6% Other(1) 207.2 (13.8) 221.0 291.9 — 291.9 (29.0)% —% (4.7)% (24.3)% Consolidated $3,047.3 $(13.8) $3,061.1 $2,974.5 $— $2,974.5 2.4% (0.3)% (0.4)% 3.1% TELEFLEX EARNINGS CONFERENCE CALL 2/27/202518 Appendix A4 - 2024 Global Product Category Reconciliation of Net Revenue (Dollars in millions) (1) Includes revenues generated from sales of our respiratory and urology products (other than interventional urology products) and sales pursuant to the manufacturing and supply transition agreement related to our Respiratory business divestiture. In 2024, amounts reflect the impact from increases in our reserves related to the Italian payback measure pertaining to prior years. Refer to Non-GAAP Financial Measures for detail on Italian payback measure.

Appendix B1 – Reconciliation of Consolidated Statement of Income Items (Dollars in millions, except per share data) TELEFLEX EARNINGS CONFERENCE CALL 2/27/202519 Three Months Ended December 31, 2024 Revenue Gross margin SG&A (1) R&D (1) Operating margin (2) Income before income taxes Income tax expense Effective income tax rate Diluted earnings per share from continuing operations GAAP Basis $795.4 55.3% 32.0% 5.6% (13.9)% $(126.8) $9.9 (7.8)% $(2.95) Adjustments Restructuring, restructuring related and impairment items (A) — 0.6 (0.2) — 32.4 257.5 1.9 5.48 Acquisition, integration and divestiture related items (B) — — (1.4) — 1.4 11.1 0.6 0.23 Other items (C) — — (0.1) — 0.1 1.0 0.2 0.02 ERP implementation — — (0.4) — 0.4 3.5 0.4 0.07 MDR — — — (0.1) 0.1 1.0 0.0 0.02 Pension termination costs — 0.3 (0.4) (0.1) 0.8 6.5 1.5 0.11 Intangible amortization expense — 3.9 (2.4) — 6.1 49.7 5.1 0.96 Tax adjustments — — — — 0.2 — 2.3 (0.05) Adjustments total — 4.8 (4.9) (0.2) 41.5 330.3 12.0 6.84 Adjusted basis $795.4 60.1% 27.1% 5.4% 27.6% $203.5 $21.9 10.7% $3.89 Notes: (1) Selling, general and administrative expenses and research and development expenses are shown as a percentage of as reported and adjusted revenues. (2) Operating margin defined as Income from continuing operations before interest, loss on extinguishment of debt and taxes as a percentage of as reported and adjusted revenues. See slide titled Non-GAAP Adjustments included at the beginning of the appendices to this presentation for Non-GAAP definitions. Totals may not sum due to rounding.

Three Months Ended December 31, 2023 Gross margin SG&A (1) R&D (1) Operating margin (2) Income before income taxes Income tax expense Effective income tax rate Diluted earnings per share from continuing operations GAAP Basis 55.7% 39.5% 4.6% 10.7% $60.0 $28.8 48.0% $0.66 Adjustments Restructuring, restructuring related and impairment items (A) 0.4 (0.1) — 2.0 15.5 2.6 0.27 Acquisition, integration and divestiture related items (B) 0.2 (0.6) — 0.2 1.7 1.3 0.01 ERP implementation — — — — (0.2) (0.1) — MDR — — (0.6) 0.6 4.8 — 0.10 Pension termination costs — (5.9) — 5.9 45.4 10.4 0.74 Legal entity rationalization items — (0.7) — 0.7 5.3 (26.2) 0.67 Intangible amortization expense 3.8 (2.4) — 6.2 48.6 4.0 0.94 Tax adjustments — — — — — 0.3 (0.01) Adjustments total 4.4 (9.7) (0.6) 15.6 121.1 (7.7) 2.72 Adjusted basis 60.1% 29.8% 4.0% 26.3% $181.1 $21.1 11.6% $3.38 TELEFLEX EARNINGS CONFERENCE CALL 2/27/202520 Notes: (1) Selling, general and administrative expenses and research and development expenses are shown as a percentage of net revenues. (2) Operating margin defined as Income from continuing operations before interest, loss on extinguishment of debt and taxes as a percentage of net revenues. See slide titled Non-GAAP Adjustments included at the beginning of the appendices to this presentation for Non-GAAP definitions. Totals may not sum due to rounding. Appendix B2 – Reconciliation of Consolidated Statement of Income Items (Dollars in millions, except per share data)

Year Ended December 31, 2024 Revenue Gross margin SG&A (1) R&D (1) Operating margin (2) Income before income taxes Income tax expense Effective income tax rate Diluted earnings per share from continuing operations GAAP Basis $3,047.3 55.9% 37.0% 5.3% 5.0% $75.5 $5.3 7.0% $1.49 Adjustments Restructuring, restructuring related and impairment items (A) 0.5 (0.1) — 9.3 282.3 6.1 5.86 Acquisition, integration and divestiture related items (B) 0.1 (0.7) — 0.7 22.1 1.0 0.45 Other items (C) (0.4) (0.2) — — 1.0 0.2 0.02 Italian payback measure (D) 13.8 0.5 — — 0.5 13.8 — 0.29 ERP implementation — (0.4) — 0.4 12.7 1.8 0.23 MDR — — (0.4) 0.3 8.7 — 0.18 Pension termination costs 0.2 (4.5) — 4.6 139.6 58.4 1.73 Intangible amortization expense 3.9 (2.6) — 6.3 197.7 20.4 3.76 Tax adjustments — — — — 0.0 20.0 — Adjustments total 13.8 4.8 (8.5) (0.4) 22.1 677.9 88.1 12.52 Adjusted basis $3,061.1 60.7% 28.5% 4.9% 27.1% $753.4 $93.4 12.4% $14.01 Appendix B3 – Reconciliation of Consolidated Statement of Income Items (Dollars in millions, except per share data) TELEFLEX EARNINGS CONFERENCE CALL 2/27/202521 Notes: (1) Selling, general and administrative expenses and research and development expenses are shown as a percentage of as reported and adjusted revenues. (2) Operating margin defined as Income from continuing operations before interest, loss on extinguishment of debt and taxes as a percentage of as reported and adjusted revenues. See slide titled Non-GAAP Adjustments included at the beginning of the appendices to this presentation for Non-GAAP definitions. Totals may not sum due to rounding.

Year Ended December 31, 2023 Gross margin SG&A (1) R&D (1) Operating margin (2) Income before income taxes Income tax expense Effective income tax rate Diluted earnings per share from continuing operations GAAP Basis 55.4% 32.8% 5.2% 17.0% $434.0 $76.4 17.6% $7.56 Adjustments Restructuring, restructuring related and impairment items (A) 0.8 (0.1) (0.1) 1.4 43.0 6.7 0.77 Acquisition, integration and divestiture related items (B) 0.1 0.5 — (0.6) (17.7) 1.5 (0.41) ERP implementation — (0.1) — 0.1 2.6 0.6 0.04 MDR — — (1.0) 1.0 28.4 — 0.60 Pension termination costs — (1.5) — 1.5 45.5 10.4 0.74 Legal entity rationalization items — (0.2) — 0.2 5.3 (26.2) 0.67 Intangible amortization expense 3.2 (2.5) — 5.9 174.0 10.4 3.46 Tax adjustments — — — — — (4.4) 0.09 Adjustments total 4.1 (3.9) (1.1) 9.5 281.1 (1.0) 5.96 Adjusted basis 59.5% 28.9% 4.1% 26.5% $715.1 $75.4 10.5% $13.52 TELEFLEX EARNINGS CONFERENCE CALL 2/27/202522 Notes: (1) Selling, general and administrative expenses and research and development expenses are shown as a percentage of net revenues. (2) Operating margin defined as Income from continuing operations before interest, loss on extinguishment of debt and taxes as a percentage of net revenues. See slide titled Non-GAAP Adjustments included at the beginning of the appendices to this presentation for Non-GAAP definitions. Totals may not sum due to rounding. Appendix B4 – Reconciliation of Consolidated Statement of Income Items (Dollars in millions, except per share data)

TELEFLEX EARNINGS CONFERENCE CALL 2/27/202523 A. Restructuring, restructuring related and impairment items – For the three months ended December 31, 2024, pre-tax restructuring charges were $5.5 million; restructuring related charges were $6.3 million; and impairment charges were $245.7 million. For the three months ended December 31, 2023, pre-tax restructuring charges were $11.6 million and restructuring related charges were $3.8 million. For the year ended December 31, 2024, pre-tax restructuring charges were $14.2 million; restructuring related charges were $20.3 million; and impairment charges were $247.8 million. For the year ended December 31, 2023, pre-tax restructuring charges were $15.6 million and restructuring related charges were $27.4 million. B. Acquisition, integration and divestiture related items – For the three and twelve months ended December 31, 2024, these charges related to the acquisition of the BIOTRONIK SE & Co. KG Vascular Intervention business and the acquisition of Palette Life Sciences AB. For the three months ended December 31, 2023 these charges primarily related to the acquisition of Palette Life Sciences AB and the divestiture of respiratory assets. For the year ended December 31, 2023 these charges related to a decrease in contingent consideration expense resulting from changes in the estimated fair value of our contingent consideration liabilities, the acquisition of Palette Life Sciences AB, and the divestiture of respiratory assets. C. Other – For the three months and year ended December 31, 2024, other items related to other items included expenses associated with a franchise tax audit and prior year tax matters. D. Italian payback measure – Adjustment reflects the impact of an increase in reserves for prior years related to the Italian payback measure and its impact on the adjusted basis for each Non-GAAP financial measure presented within the table. Appendix B Tickmarks

Appendix C - 2025 Adj. Gross and Operating Margin Guidance Reconciliation TELEFLEX EARNINGS CONFERENCE CALL 2/27/202524 Low High Forecasted GAAP Gross Margin 55.94% 56.69% Estimated restructuring, restructuring related and impairment items 4.30% 4.30% Forecasted Adjusted Gross Margin 60.25% 61.00% Low High Forecasted GAAP Operating Margin 18.24% 18.64% Estimated restructuring, restructuring related and impairment items 7.01% 7.01% Estimated acquisition, integration and divestiture related items 0.28% 0.28% Estimated ERP implementation 0.84% 0.84% Estimated MDR 0.23% 0.23% Forecasted Adjusted Operating Margin 26.60% 27.00%

Appendix D - Reconciliation of 2025 Adjusted Earnings Per Share Guidance TELEFLEX EARNINGS CONFERENCE CALL 2/27/202525 Low High Forecasted GAAP Diluted Earnings Per Share from continuing operations $8.85 $9.25 Estimated restructuring, restructuring related and impairment items, net of tax $4.28 $4.28 Estimated acquisition, integration and divestiture related items, net of tax $0.19 $0.19 Estimated ERP implementation, net of tax $0.47 $0.47 Estimated MDR, net of tax $0.16 $0.16 Forecasted Adjusted Diluted Earnings Per Share from continuing operations, net of tax $13.95 $14.35

2024 Segment Revenue Review TELEFLEX EARNINGS CONFERENCE CALL 2/27/202526 Year Ended December 31, 2024 As reported Adjusted Dollars in Millions December 31, 2024 December 31, 2023 Reported Revenue Growth December 31, 2024 December 31, 2023 Adjusted Constant Currency Revenue Growth Americas $2066.3 $2041.4 1.2% $2066.3 $2041.4 1.3% EMEA 618.0 586.2 5.4% 631.8 586.2 7.3% Asia 363.0 346.9 4.7% 363.0 346.9 6.8% Consolidated $3047.3 $2974.5 2.4% $3061.1 $2974.5 3.1% Note: See tables appearing in this presentation and the appendices hereto for reconciliations of non-GAAP financial information.

2024 Global Product Category Revenue Review TELEFLEX EARNINGS CONFERENCE CALL 2/27/202527 Year Ended December 31, 2024 As reported Adjusted Dollars in Millions December 31, 2024 December 31, 2023 Reported Revenue Growth December 31, 2024 December 31, 2023 Adjusted Constant Currency Revenue Growth Vascular Access $732.7 $708.0 3.5% $732.7 $708.0 3.7% Interventional 586.0 511.4 14.6% 586.0 511.4 14.8% Anesthesia 395.3 390.0 1.4% 395.3 390.0 1.6% Surgical 450.5 427.4 5.4% 450.5 427.4 6.1% Interventional Urology 331.1 319.8 3.5% 331.1 319.8 3.7% OEM 344.5 326.0 5.7% 344.5 326.0 5.6% Other(1) 207.2 291.9 (29.0)% 221.0 291.9 (24.3)% Consolidated $3,047.3 $2,974.5 2.4% $3,061.1 $2,974.5 3.1% (1) Includes revenues generated from sales of our respiratory and urology products (other than interventional urology products) and sales pursuant to the manufacturing and supply transition agreement related to our Respiratory business divestiture. In 2024, amounts reflect the impact from increases in our reserves related to the Italian payback measure pertaining to prior years. Refer to Non-GAAP Financial Measures for detail on Italian payback measure. Note: See tables appearing in this presentation and the appendices hereto for reconciliations of non-GAAP financial information.

2024 Financial Review - Year Ended December 31, 2024 TELEFLEX EARNINGS CONFERENCE CALL 2/27/202528 Gross margin Operating margin Effective tax rate Earnings per share ◦ GAAP gross margin of 55.9% vs. 55.4% in the prior year ◦ Adjusted gross margin of 60.7%, up 120 bps year-over-year ◦ GAAP operating margin of 5.0% vs. 17.0% in prior year ◦ Adjusted operating margin of 27.1%, up 60 bps year-over-year ◦ GAAP tax rate of 7.0% vs. 17.6% in prior year ◦ Adjusted tax rate of 12.4% vs. 10.5% in prior year ◦ GAAP EPS of $1.49 vs. $7.56 in prior year ◦ Adjusted EPS of $14.01, up 3.6% year-over-year Global revenue growth ◦ Revenue increased 2.4% year-over-year on a GAAP basis ◦ Adjusted revenue increased 2.9% year-over-year ◦ Adjusted revenue increased 3.1% year-over-year on a constant currency basis Note: See appendices for reconciliations of non-GAAP financial information.